                                                                    EXHIBIT 99.1

                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS


     On August 14, 2001, we completed the divestiture of our Plasma Operations located in Melville, New York to Precision Pharma Services, Inc. ("Precision"), a newly-formed company owned by management of the Plasma Operations and Ampersand Ventures ("Ampersand"), a VITEX shareholder. The Plasma Operations are responsible for producing intermediate plasma fractions for Bayer and for viral inactivation of transfusion plasma for the Red Cross. The Plasma Operations accounted for all of our previously reported processing revenues. The total value of the transaction was $32.1 million and we recognized a loss of approximately $9.9 million in connection with the closing.

     Consideration received in exchange for substantially all the assets and liabilities of the Plasma Operations was as follows, in thousands:


          Cash                                    $28,000
          Capital leases assumed by Precision       1,021
          Guaranteed payment of advances from
            customer by Precision                   3,098
                                                  -------
                        Total                     $32,119
                                                  =======

     The cash consideration of $28.0 million includes a $3.0 million holdback by Precision, payable after two years, subject to our indemnification obligations. The net present value of the Precision holdback is approximately $2.7 million. Under the divestiture agreement, Precision is obligated to reimburse us for the future repayments of an advance from a customer.

     A summary of the assets as of June 30, 2001 sold to Precision and the liabilities assumed by Precision is as follows, in thousands:


          Trade receivables                            $ 3,612
          Inventory                                      3,016
          Property, plant and equipment (before
               impairment reserve of $9,875)            34,590
          Other assets                                     764
                                                       -------
                         Total assets                   41,982

          Current liabilities                            1,463
                                                       -------

                         Net assets divested           $40,519
                                                       =======

     Based upon net consideration of $31.8 million (reflecting present value of the holdback amount) in comparison with the net book value of the assets and liabilities transferred to Precision of $40.5 million and other divestiture settlement costs of approximately $1.2 million, we recorded an asset impairment charge of $9.9 million related to the divestiture and have recorded a reserve against property, plant and equipment in the same amount, in the second fiscal quarter of 2001.

     Upon receipt of $25.0 million upon closing of the divestiture, we fully repaid our long-term debt. Outstanding at June 30, 2001 was $2.0 million.

     The following unaudited pro forma financial statements are based on our historical financial statements, giving effect to our sale to Precision using the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed financial statements.

     The unaudited pro forma statements of operations for the twenty-six weeks ended June 30, 2001 and July 1, 2000, and the year ended December 30, 2000 reflect adjustments as if the sale of the Plasma Operations to Precision had occurred on the first day of fiscal 2000, January 2, 2000. The unaudited pro forma condensed balance sheet as of June 30, 2001 reflect adjustments as if the sale had occurred on June 30, 2001. The majority of the pro forma adjustments reflect the elimination of processing revenues, cost of sales, sales and marketing costs related to the Plasma Operations, the elimination of long-term debt as it was fully paid upon closing of the divestiture and the elimination of related interest expense.

     The financial effects of the transactions presented in the unaudited pro forma financial statements are not necessarily indicative of either the financial position or results of operations that would have been obtained had the sale actually occurred on the dates set forth above, nor are they necessarily indicative of the results of future operations. The pro forma adjustments are based upon management's best estimate of the effect of the divestiture, using certain assumptions that management deems appropriate.

     All pro forma financial information should be read in conjunction with our financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Annual Report on Form 10-K for the year ended December 30, 2000, and our Quarterly Reports on Form 10-Q and other information that we filed with the Securities and Exchange Commission from time to time.

             Unaudited Pro Forma Condensed Statement of Operations
                  For the fiscal year ended December 30, 2000
                   (in thousands, except for per share data)


                                                 Historical VITEX,             Pro Forma                Pro Forma
                                                    As reported               Adjustments                 VITEX
                                                    -----------               -----------                 -----
Processing revenue                                    $ 35,445                  $(35,445)  D              $      -
Partner research funding                                 4,030                         -                     4,030
ARC incentive program credit                             1,235                    (1,235)  D                     -
                                                      --------                  --------                  --------
               Net revenues                             40,710                   (36,680)                    4,030

Cost and expenses:
Cost of sales                                           28,107                   (28,107)  D                     -
Research and development costs                          17,477                    (1,403)  D                16,074
Selling, general and administrative expenses            10,371                    (3,456)  D                 6,915
                                                      --------                  --------                  --------
     Total operating costs and expenses                 55,955                   (32,966)                   22,989
                                                      --------                  --------                  --------

Loss from operations                                   (15,245)                   (3,714)                  (18,959)

Discount on customer advance                               402                      (402)  E                     -
Interest income (expense), net                            (138)                      925   E                   787
                                                      --------                  --------                  --------
Net loss                                              $(14,981)                 $ (3,191)                 $(18,172)
                                                      --------                  --------                  --------

Basic and diluted net loss per share                  $  (0.75)                                           $  (0.92)

Weighted average common shares used in
computing basic and diluted net loss per share          19,860                                              19,860

See accompanying notes to unaudited pro forma condensed financial statements.

             Unaudited Pro Forma Condensed Statement of Operations
                 For the twenty-six weeks ended June 30, 2001
                   (in thousands, other than per share data)


                                                 Historical VITEX,                 Pro Forma                      Pro Forma
                                                    As reported                   Adjustments                       VITEX
                                                    -----------                   -----------                       -----
Processing revenue                                         $  17,210                  $(17,210)  D                      $      -
Partner research funding                                       3,086                         -                             3,086
                                              ----------------------          ----------------              --------------------
      Net revenues                                            20,296                   (17,210)                            3,086

Cost and expenses:
Cost of sales                                                 12,739                   (12,739)  D                             -
Research and development costs                                11,594                       (60)  D                        11,534
Selling, general and administrative expenses                   4,750                      (206)  D                         4,505
                                                                                           (39)  E
                                              ----------------------          ----------------              --------------------
      Total operating costs and expenses                      29,083                   (13,044)                           16,039
                                              ----------------------          ----------------              --------------------

Loss from operations                                          (8,787)                   (4,166)                          (12,953)

Plasma Operations impairment                                  (9,875)                    9,875   F                             -

Interest (expense) income, net                                  (135)                      283   E                           148
                                              ----------------------          ----------------              --------------------
Net loss                                                   $ (18,797)                 $  5,992                          $(12,805)
                                              ======================          ================              ====================

Basic and diluted net loss per share                       $   (0.86)                                                   $  (0.58)

Weighted average shares used in calculation
 of basic and diluted net loss per share                      21,937                                                      21,937


See accompanying notes to unaudited pro forma condensed financial statements.

             Unaudited Pro Forma Condensed Statement of Operations
                  For the twenty-six weeks ended July 1, 2000
                   (in thousands, other than per share data)


                                                   Historical VITEX,               Pro Forma                  Pro Forma
                                                      As reported                 Adjustments                   VITEX
                                                      -----------                 -----------                   -----
Processing revenue                                           $18,534               $(18,534)  D                      $     -
Partner research funding                                       1,467                      -                            1,467
ARC incentive program credit                                   1,231                 (1,231)  D                            -
                                              ----------------------        ---------------             --------------------
      Net revenues                                            21,232                (19,765)                           1,467

Cost and expenses:
Cost of sales                                                 14,340                (14,340)  D                            -
Research and development costs                                 7,244                 (1,273)  D                        5,971
Selling, general and administrative expenses                   5,413                 (2,115)  D                        3,298
                                              ----------------------        ---------------             --------------------
      Total operating costs and expenses                      26,997                (17,728)                           9,269
                                              ----------------------        ---------------             --------------------

Loss from operations                                          (5,765)                (2,037)                          (7,802)

Discount on customer advance                                     402                   (402)  E                            -
Interest income, net                                               6                    519   E                          525
                                              ----------------------        ---------------             --------------------
      Net loss                                               $(5,357)              $ (1,920)                         $(7,277)
                                              ======================        ===============             ====================

Basic and diluted net loss per share                         $ (0.27)                                                 $ (0.37)

Weighted average shares used in computing
 basic and diluted net loss per share                         19,786                                                  19,786


See accompanying notes to unaudited pro forma condensed financial statements.

                  Unaudited Pro Forma Condensed Balance Sheet
                              As of June 30, 2001
                          (unaudited) (in thousands)

                                                       Historical VITEX,           Pro Forma            Pro Forma
                                                          As reported             Adjustments             VITEX
                                                          -----------             -----------             -----
ASSETS
Current assets:
Cash and cash equivalents                                     $    8,770          $    25,000   A        $   31,754
                                                                                       (2,016)  E
Trade receivables                                                  3,612               (3,612)  B                 -
Other receivables, net                                             3,410                 (156)  B             3,254
Inventory                                                          1,484               (1,484)  B                 -
Prepaid expenses and other current assets                          1,032                 (415)  B               617
                                                           -------------       --------------         -------------
     Total current assets                                         18,308               17,317                35,625
                                                           -------------       --------------         -------------

Property, plant and equipment, net                                28,888              (24,716)  B             4,172
Intangible assets, net                                             3,718                    -                 3,718
Inventory                                                          1,532               (1,532)  B                 -
Due from related parties                                               -                2,715   A             5,813
                                                                                        3,098   A
Other assets, net                                                    316                 (193)  B                84
                                                                                          (39)  E
                                                           -------------       --------------         -------------
     Total assets                                             $   52,762          $    (3,350)           $   49,412
                                                           =============       ==============         =============

LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt                             $    2,016          $    (2,016)  E        $        -
Current portion of capital lease obligations                       1,316               (1,021)  A               295
Accounts payable and accrued expenses                              7,548               (1,449)  B             7,049
                                                                                          950   C
Deferred revenue                                                     167                    -                   167
Due to related parties                                               250                  200   C               450
                                                           -------------       --------------         -------------
     Total current liabilities                                    11,297               (3,336)                7,961
                                                           -------------       --------------         -------------

Capital lease obligations, less current portion                      281                    -                   281
Advances from customers                                            3,098                    -                 3,098
Deferred revenue                                                   1,183                  (14)  B             1,169
                                                           -------------       --------------         -------------
     Total liabilities                                            15,859               (3,350)               12,509
                                                           -------------       --------------         -------------

Stockholders' equity                                              36,903                    -                36,903
                                                           -------------       --------------         -------------

     Total liabilities and stockholders' equity               $   52,762          $    (3,350)           $   49,412
                                                           =============       ==============         =============

 See accompanying notes to unaudited pro forma condensed financial statements.

          Notes to Unaudited Pro Forma Condensed Financial Statements
                                (In thousands)



(A) Transaction value received for the divestiture of the Plasma Operations was comprised of the following components:

      Cash received at closing                                         $25,000
      Present value of $3.0 million note receivable from
         Precision, due on the second anniversary of the closing         2,715
      Guarantee by Precision of advances from customer                   3,098
      Precision's assumption of capital lease obligations                1,021
                                                                       -------

      Total consideration received                                     $31,834
                                                                       =======


(B) The assets and liabilities transferred to Precision as of June 30, 2001, in exchange for the consideration are eliminated as pro forma adjustments as follows:

     Assets
     -------
     Trade receivables                                       $ 3,612
     Other receivables                                           156
     Inventory - current                                       1,484
     Prepaid expenses and other current assets                   415
     Property, plant and equipment (before impairment
       reserve of $9,875)                                     34,590
     Inventory - noncurrent                                    1,532
     Other assets, net                                           193
                                                             -------
          Total assets                                        41,982

     Liabilities
     -----------
     Accounts payable and accrued expenses                     1,449
     Deferred revenue                                             14
                                                             -------
          Total liabilities                                    1,463

     Net book value of divested Plasma Operations            $40,519
                                                             =======

(C) Pro forma adjustment reflects accrued expenses of $1.0 million related to divestiture related costs consisting principally of professional fees and $0.2 million owed to Precision for reimbursement of employee related costs, subsequent to closing.


(D) Represents the pro forma adjustments for revenues earned and expenses incurred by the Plasma Operations during the year ended December 30, 2000 and the twenty-six weeks ended June 30, 2001 and July 1, 2000:

          1. Product sales (including ARC incentive program credit) and the corresponding cost of sales relate to the sales and manufacturing of PLAS+(R)SD and the sales and processing of plasma fractions.
          2. Research and development costs reflect programs supporting the production and processing of PLAS+(R)SD and plasma fractions.
          3. Sales and marketing expenses reflect programs associated with PLAS+(R)SD and plasma fractions.

(E) Represents pro forma adjustments related to long-term debt, capital lease obligations and advances from customer:

          Repayment of the outstanding long-term debt at closing                             $2,016

          Write-off of unamortized debt issuance costs due to repayment of
          long-term debt at closing                                                              39

          Elimination of the gain due to measurement at net present value of certain
          Plasma Operations customer liabilities which were deferred and added to the advances from customer for the fiscal year ended December 30, 2000 and the
          twenty-six weeks ended July 1, 2000                                                   402

          Elimination of interest expense on the following: long-term debt repaid at closing, capital lease obligations assumed by Precision, and accredited interest on advances from customer (the repayment of which is guaranteed by
          Precision):

                    For the fiscal year ended December 30, 2000                                 925

                    For the twenty-six weeks ended June 30, 2001                                283

                    For the twenty-six weeks ended July 1, 2000                                 519

(F) Represents the impairment loss of $9.9 million on the Plasma Operations recognized in the twenty-six weeks ended June 30, 2001.